SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934

 Date of Report: September 16, 1997
(Date of earliest event reported)


                    Asset Securitization Corporation
               Commercial Mortgage Pass-Through Certificates
                             Series 1997-D4
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          (Exact Name of registrant as specified in its charter)

Delaware                     33-49370-04                  13-3672337
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(State or Other Juris-      (Commission                 (I.R.S. Employer
diction of Incorporation)   File Number)                Identification Number)


Two World Financial Center, Building B, New York, New York 10281
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(Address of Principal Executive Office)                  (Zip Code)


Registrant's telephone number, including area code:       212-667-9300
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               This Document contains exactly  170  Pages.
                    The Exhibit Index is on Page 5.

ITEM 5. OTHER EVENTS

                This Current Report on Form 8-K relates to the Trust Fund formed, and the Commercial Mortgage Pass-Through Certificates Series 1997-D4 issued pursuant to a Pooling and Servicing Agreement, dated as of March 27, 1997 (the "Pooling and Servicing Agreement"), by and among Asset Securitization Corporation (the "Company"), as depositor, AMRESCO Services, L.P., as servicer, LaSalle National Bank, as trustee, and ABN AMRO Bank, N.V., as fiscal agent. The Certificates have been registered pursuant to the Act under a Registration Statement on Form S-3 (No.33-99502) (the "Registration Statement").

                Capitalized terms used herein and not defined herein have the same meanings ascribed to such terms in the Pooling and Servicing Agreement.

                Pursuant to Section 3.22 of the Pooling and Servicing Agreement, Servicer is filing this Current Report containing the September 16, 1997 monthly distribution report prepared by the Trustee pursuant to Section 4.02(b)(i) thereof.

                This Current Report is being filed by the Servicer, in its capacity as such under the Pooling and Servicing Agreement, on behalf of the Registrant. The information reported and contained herein has been supplied to the Servicer by one or more of the Borrowers or other third parties without independent review or investigation by the Servicer. Pursuant to the Pooling and Servicing Agreement, the Servicer is not responsible for the accuracy or completeness of such information.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
INFORMATION AND EXHIBITS

    (c)     Exhibits


                    Item 601(a) of
                    Regulation S-K
    Exhibit No.     Exhibit No.      Description



    5.1                 99           Monthly distribution report pursuant to
                                     Section 4.2 of the Pooling and Servicing
                                     Agreement for the distribution on
                                     September 16, 1997


    5.2                 99           Comparative Financial Status
                                     Report as of 9/11/97

                                     Delinquent Loan Status Report as of
                                     9/11/97

                                     REO Status Report as of 9/11/97

                                     Watch List as of 9/11/97

                                     Historical Loan Modification Report
                                     as of 9/11/97

                                     Historical Loss Estimate Report as of
                                     9/11/97

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                             AMRESCO SERVICES, L.P., IN
                                             ITS CAPACITY AS SERVICER
                                             UNDER THE POOLING AND
                                             SERVICING AGREEMENT ON
                                             BEHALF OF ASSET SECURITIZATION
                                             CORPORATION, REGISTRANT




                                             By: s/s Daniel B. Kirby
                                                    Daniel B. Kirby,
                                                    Senior Vice President


                                             By: s/s Sean D. Reilly
                                                    Sean D. Reilly
                                                    Vice President


Date: September 22, 1997

EXHIBIT INDEX



                  Item 601(a) of
                  Regulation S-K
  Exhibit No.     Exhibit No.     Description


  5.1                 99          Monthly distribution report pursuant to
                                  Section 4.2 of the Pooling and Servicing
                                  Agreement for the distribution on
                                  September 16, 1997


  5.2                 99          Comparative Financial Status
                                  Report as of 9/11/97

                                  Delinquent Loan Status Report as of
                                  9/11/97

                                  REO Status Report as of 9/11/97

                                  Watch List as of 9/11/97

                                  Historical Loan Modification Report
                                  as of 9/11/97

                                  Historical Loss Estimate Report as of
                                  9/11/97